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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1997

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                   BISHOP MANUFACTURING COMPANY, INCORPORATED
             (Exact name of Registrant as specified in its charter)


       CONNECTICUT                    333-20095-02             06-0735384
     (State or other             (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)


       1341 W. MOCKINGBIRD LANE
              SUITE 1200W                                   75247
             DALLAS, TEXAS                                (Zip code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (214) 630-5757

                                       N/A
                 (former address if changed since last report)


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ITEM 5.  OTHER EVENTS

         On December 1, 1997, Bishop Manufacturing Company, Incorporated (the "Company") changed its name to Atrium Door and Window Company of the Northeast. The name change was effected by an amendment to the Company's Certificate of Incorporation and a Certificate of Correction, of which a copy of each is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         *3.1 Certificate of Amendment to the Company's Certificate of Incorporation.

         *3.2 Certificate of Correction to the Company's Certificate of Amendment.



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*Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BISHOP MANUFACTURING COMPANY,
                                        INCORPORATED



                                        By: /s/ Jeff L. Hull
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                                           Name: Jeff L. Hull
                                           Title: Chief Financial Officer and
                                                  Secretary

Date:    December 15, 1997



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                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                                                                  PAGE
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    *3.1    Certificate of Amendment to the Company's Certificate of
            Incorporation.

    *3.2    Certificate of Correction to the Company's Certificate of
            Amendment.


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*Filed herewith